SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): March 4, 2002 (March 4, 2002)

                      Furniture Brands International, Inc.
                      ------------------------------------
               (Exact name of Registrant as specified in charter)


      Delaware                          I-91                   43-0337683
------------------------          -------------------    ----------------------
(State of Incorporation)             (Commission              (IRS Employer
                                      File Number)        Identification Number)



                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)




                                 (314) 863-1100
                    -----------------------------------------
                         (Registrant's telephone number)

Item  5. Other Matters


     On March 4, 2002, the Company announced that it expects first quarter 2002 sales to be slightly better than previously expected and earnings per share on a diluted basis to be in the $0.48 to $0.53 range for the first quarter of 2002 and $2.25-$2.35 for the full year.

Item  7. Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release, dated March 4, 2002

                                    SIGNATURE
                                    ---------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     Furniture Brands International, Inc.




                            By:    /s/  Steven W. Alstadt
                                  ------------------------
                                       Steven W. Alstadt
                                       Controller and Chief Accounting Officer





Dated:  March 4, 2002